Employee Benefit Plan, Tax Status (Tables)	12 Months Ended
Dec. 31, 2025
EBP 005
EBP, Tax Status [Line Items]
EBP, Tax Status
7. Income Tax Status
The Plan received a favorable determination letter from the Puerto Rico Department of Treasury dated September 18, 2025, effective January 1, 2024, stating the Plan is qualified under Section 1081.01 of the PR Code and, therefore, exempt from Puerto Rico income taxation. Although the Plan has been amended since receiving the determination letter, the Plan Sponsor believes the Plan is designed and being operated in compliance with the applicable requirements of the PR Code. The EH Master Trust is intended to be exempt from Puerto Rico income taxation pursuant to the provisions of Section 1081.01(a) of the PR Code. In addition, pursuant to Section 1022(i)(1) of ERISA, the Plan's EH Master Trust is intended to be treated, for purposes of Section 501(a) of the United States Internal Revenue Code ( the "US Code"), as an organization described in Section 401(a) of the US Code and therefore exempt from United States income taxation under Section 501(a) of the US Code.
GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Puerto Rico Treasury. Plan management has analyzed the tax positions taken by the Plan, and has concluded there are no uncertain tax positions taken or expected to be taken. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.